Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8969%



        Excess Protection Level
          3 Month Average   4.37%
          June, 1997   4.87%
          May, 1997   4.46%
          April, 1997   3.78%


        Cash Yield                                  17.16%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.70%


        Over 35 Day Delinquency                      4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $ 27,184,721,330.37


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 2,741,483,811.88